Filed under Rule 424b3
File No. 333178281
Effective June 9, 2014,
the American Depositary
Share ADS ratio has
changed such that each
American Depositary
Share represents 1 one
deposited Share.
EXHIBIT A
AMERICAN
DEPOSITARY SHARES
Each American Depositary
Share represents
onehalf of a deposited
Share
THE BANK OF NEW
YORK MELLON
AMERICAN
DEPOSITARY RECEIPT
FOR ORDINARY
SHARES
OF
LUXFER HOLDINGS
PLC
INCORPORATED
UNDER THE LAWS OF
ENGLAND AND
WALES
The Bank of New York
Mellon, as depositary
hereinafter called the
Depositary, hereby
certifies that , or registered
assigns IS THE OWNER
OF
AMERICAN
DEPOSITARY SHARES
representing deposited
ordinary shares herein
called Shares of Luxfer
Holdings PLC, a public
limited company
incorporated under the
laws of England and
Wales herein called the
Company. At the date
hereof, each American
Depositary Share
represents onehalf of a
Share deposited or subject
to deposit under the
Deposit Agreement as
such term is hereinafter
defined at the principal
London office of The
Bank of New York
Mellon, as a custodian for
the Depositary herein
called the Custodian. The
Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office
is located at 101 Barclay
Street, New York, N.Y.
10286, and its principal
executive office is located
at One Wall Street, New
York, N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286
1. THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue
herein called Receipts, all
issued and to be issued
upon the terms and
conditions set forth in the
deposit agreement dated as
of October 3, 2012 herein
called the Deposit
Agreement among the
Company, the Depositary
and all Owners and
Holders from time to time
of American Depositary
Shares issued thereunder,
each of whom by
accepting American
Depositary Shares agrees
to become a party thereto
and become bound by all
the terms and conditions
thereof. The Deposit
Agreement sets forth the
rights of Owners and
Holders and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of such
Shares and held thereunder
such Shares, securities,
property, and cash are
herein called Deposited
Securities. Copies of the
Deposit Agreement are on
file at the Depositarys
Corporate Trust Office in
New York City and at the
office of the Custodian.
The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and
are qualified by and
subject to the detailed
provisions of the Deposit
Agreement, to which
reference is hereby made.
Capitalized terms defined
in the Deposit Agreement
and not defined herein
shall have the meanings
set forth in the Deposit
Agreement.
2. SURRENDER OF
AMERICAN
DEPOSITARY SHARES
AND WITHDRAWAL
OF DEPOSITED
SECURITIES.
Upon surrender at the
Corporate Trust Office of
the Depositary of
American Depositary
Shares, and upon payment
of the fee of the
Depositary provided in
this Receipt, and subject to
the terms and conditions
of the Deposit Agreement,
the Owner of those
American Depositary
Shares is entitled to
delivery, to him or as
instructed, of the amount
of Deposited Securities at
the time represented by
those American
Depositary Shares. Such
delivery will be made at
the option of the Owner
hereof, either at the office
of the Custodian or at the
Corporate Trust Office of
the Depositary, provided
that the forwarding of
certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of
the Depositary shall be at
the risk and expense of the
Owner hereof.
3. TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.
Transfers of American
Depositary Shares may be
registered on the books of
the Depositary by the
Owner in person or by a
duly authorized attorney,
upon surrender of those
American Depositary
Shares properly endorsed
for transfer or
accompanied by proper
instruments of transfer, in
the case of a Receipt, or
pursuant to a proper
instruction including, for
the avoidance of doubt,
instructions through DRS
and Profile as provided in
Section 2.10 of the
Deposit Agreement, in the
case of uncertificated
American Depositary
Shares, and funds
sufficient to pay any
applicable transfer taxes
and the expenses of the
Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish
for such purpose. This
Receipt may be split into
other such Receipts, or
may be combined with
other such Receipts into
one Receipt, evidencing
the same aggregate
number of American
Depositary Shares as the
Receipt or Receipts
surrendered. The
Depositary, upon
surrender of certificated
American Depositary
Shares for the purpose of
exchanging for
uncertificated American
Depositary Shares, shall
cancel those certificated
American Depositary
Shares and send the
Owner a statement
confirming that the Owner
is the Owner of
uncertificated American
Depositary Shares. The
Depositary, upon receipt
of a proper instruction
including, for the
avoidance of doubt,
instructions through DRS
and Profile as provided in
Section 2.10 of the
Deposit Agreement from
the Owner of
uncertificated American
Depositary Shares for the
purpose of exchanging for
certificated American
Depositary Shares, shall
cancel those uncertificated
American Depositary
Shares and deliver to the
Owner the same number
of certificated American
Depositary Shares. As a
condition precedent to the
delivery, registration of
transfer, or surrender of
any American Depositary
Shares or splitup or
combination of any
Receipt or withdrawal of
any Deposited Securities,
the Depositary, the
Custodian, or Registrar
may require payment from
the depositor of the Shares
or the presenter of the
Receipt or instruction for
registration of transfer or
surrender of American
Depositary Shares not
evidenced by a Receipt of
a sum sufficient to
reimburse it for any tax or
other governmental charge
and any stock transfer or
registration fee with
respect thereto including
any such tax or charge and
fee with respect to Shares
being deposited or
withdrawn and payment of
any applicable fees as
provided in the Deposit
Agreement, may require
the production of proof
satisfactory to it as to the
identity and genuineness
of any signature and may
also require compliance
with any regulations the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement.
The delivery of American
Depositary Shares against
deposit of Shares generally
or against deposit of
particular Shares may be
suspended, or the transfer
of American Depositary
Shares in particular
instances may be refused,
or the registration of
transfer of outstanding
American Depositary
Shares generally may be
suspended, during any
period when the transfer
books of the Depositary
are closed, or if any such
action is deemed necessary
or advisable by the
Depositary or the
Company at any time or
from time to time because
of any requirement of law
or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement, or for any
other reason, subject to the
provisions of the following
sentence. Notwithstanding
anything to the contrary in
the Deposit Agreement or
this Receipt, the surrender
of outstanding American
Depositary Shares and
withdrawal of Deposited
Securities may not be
suspended subject only to i
temporary delays caused
by closing the transfer
books of the Depositary or
the Company or the
Foreign Registrar, if
applicable, or the deposit
of Shares in connection
with voting at a
shareholders meeting, or
the payment of dividends,
ii the payment of fees,
taxes and similar charges,
and iii compliance with
any U.S. or foreign laws or
governmental regulations
relating to the American
Depositary Shares or to
the withdrawal of the
Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept
for deposit under the
Deposit Agreement any
Shares which would be
required to be registered
under the provisions of the
Securities Act of 1933,
unless a registration
statement is in effect as to
such Shares for such offer
and sale.
4. LIABILITY OF
OWNER FOR TAXES.
If any tax or other
governmental charge
imposed by applicable law
shall become payable with
respect to any American
Depositary Shares or any
Deposited Securities
represented by any
American Depositary
Shares, such tax or other
governmental charge shall
be payable by the Owner
to the Depositary. The
Depositary may refuse to
register any transfer of
those American
Depositary Shares or any
withdrawal of Deposited
Securities represented by
those American
Depositary Shares until
such payment is made, and
may withhold any
dividends or other
distributions, or may sell
for the account of the
Owner any part or all of
the Deposited Securities
represented by those
American Depositary
Shares, and may apply
such dividends or other
distributions or the
proceeds of any such sale
in payment of such tax or
other governmental charge
and the Owner shall
remain liable for any
deficiency.
5. WARRANTIES ON
DEPOSIT OF SHARES.
Every person depositing
Shares under the Deposit
Agreement shall be
deemed thereby to
represent and warrant, that
such Shares and each
certificate therefor, if
applicable, are validly
issued, fully paid,
nonassessable and were
not issued in violation of
any preemptive rights of
the holders of outstanding
Shares and that the person
making such deposit is
duly authorized so to do.
Every such person shall
also be deemed to
represent that the deposit
of such Shares and the sale
of American Depositary
Shares representing such
Shares by that person are
not restricted under the
Securities Act of 1933.
Such representations and
warranties shall survive
the deposit of Shares and
delivery of American
Depositary Shares.
6. FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.
Any person presenting
Shares for deposit or any
Owner or Holder may be
required from time to time
to file with the Depositary
or the Custodian such
proof of citizenship or
residence, exchange
control approval, or such
information relating to the
registration on the books
of the Company or the
Foreign Registrar, if
applicable, to execute such
certificates and to make
such representations and
warranties, as the
Depositary may deem
necessary or proper. The
Depositary may withhold
the delivery or registration
of transfer of any
American Depositary
Shares or the distribution
of any dividend or sale or
distribution of rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof
or other information is
filed or such certificates
are executed or such
representations and
warranties made. If
requested in writing, the
Depositary shall, as
promptly as practicable,
provide the Company, at
the expense of the
Company, with copies of
any such proofs,
certificates or other
information it receives
pursuant to Section 3.01 of
the Deposit Agreement, to
the extent that disclosure
is permitted under
applicable law. No Share
shall be accepted for
deposit unless
accompanied by evidence
satisfactory to the
Depositary that any
necessary approval has
been granted by any
governmental body in the
United Kingdom that is
then performing the
function of the regulation
of currency exchange.
7. CHARGES OF
DEPOSITARY.
The following charges
shall be incurred by any
party depositing or
withdrawing Shares or by
any party surrendering
American Depositary
Shares or to whom
American Depositary
Shares are issued
including, without
limitation, issuance
pursuant to a stock
dividend or stock split
declared by the Company
or an exchange of stock
regarding the American
Depositary Shares or
Deposited Securities or a
delivery of American
Depositary Shares
pursuant to Section 4.03 of
the Deposit Agreement, or
by Owners, as applicable 1
taxes and other
governmental charges, 2
such registration fees as
may from time to time be
in effect for the
registration of transfers of
Shares generally on the
Share register of the
Company or Foreign
Registrar and applicable to
transfers of Shares to or
from the name of the
Depositary or its nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals
under the terms of the
Deposit Agreement, 3
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, 4 such
expenses as are incurred
by the Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the
Deposit Agreement, 5 a
fee of $5.00 or less per
100 American Depositary
Shares or portion thereof
for the delivery of
American Depositary
Shares pursuant to Section
2.03, 4.03 or 4.04 of the
Deposit Agreement and
the surrender of American
Depositary Shares
pursuant to Section 2.05 or
6.02 of the Deposit
Agreement, 6 a fee of $.05
or less per American
Depositary Share or
portion thereof for any
cash distribution made
pursuant to the Deposit
Agreement, including, but
not limited to Sections
4.01 through 4.04 of the
Deposit Agreement, 7 a
fee for the distribution of
securities pursuant to
Section 4.02 of the
Deposit Agreement, such
fee being in an amount
equal to the fee for the
execution and delivery of
American Depositary
Shares referred to above
which would have been
charged as a result of the
deposit of such securities
for purposes of this clause
7 treating all such
securities as if they were
Shares but which
securities are instead
distributed by the
Depositary to Owners, 8 in
addition to any fee
charged under clause 6, a
fee of $.05 or less per
American Depositary
Share or portion thereof
per annum for depositary
services, which will be
payable as provided in
clause 9 below, and 9 any
other charges payable by
the Depositary, any of the
Depositarys agents,
including the Custodian,
or the agents of the
Depositarys agents in
connection with the
servicing of Shares or
other Deposited Securities
which charge shall be
assessed against Owners
as of the date or dates set
by the Depositary in
accordance with Section
4.06 of the Deposit
Agreement and shall be
payable at the sole
discretion of the
Depositary by billing such
Owners for such charge or
by deducting such charge
from one or more cash
dividends or other cash
distributions.
The Depositary, subject to
Article 8 hereof, may own
and deal in any class of
securities of the Company
and its affiliates and in
American Depositary
Shares.
From time to time, the
Depositary may make
reimbursement payments
to the Company for
expenses relating to this
American Depositary
Shares program.
8. PRERELEASE OF
RECEIPTS.
Unless requested in
writing by the Company to
cease doing so,
notwithstanding Section
2.03 of the Deposit
Agreement, the Depositary
may deliver American
Depositary Shares prior to
the receipt of Shares
pursuant to Section 2.02 of
the Deposit Agreement a
PreRelease. The
Depositary may, pursuant
to Section 2.05 of the
Deposit Agreement,
deliver Shares upon the
surrender of American
Depositary Shares that
have been PreReleased,
whether or not such
cancellation is prior to the
termination of such
PreRelease or the
Depositary knows that
such American Depositary
Shares have been
PreReleased. The
Depositary may receive
American Depositary
Shares in lieu of Shares in
satisfaction of a
PreRelease. Each
PreRelease will be a
preceded or accompanied
by a written representation
from the person to whom
American Depositary
Shares or Shares are to be
delivered a PreReleasee,
that such person, or its
customer, i owns the
Shares or American
Depositary Shares to be
remitted, as the case may
be, ii transfers all
beneficial right, title and
interest in such Shares or
American Depository
Shares, as the case may be,
to the Depositary in its
capacity as such and for
the benefit of the Owners,
and iii will not take any
action with respect to such
Shares or American
Depository Shares, as the
case may be, that is
inconsistent with the
transfer of ownership
including, without the
consent of the Depositary,
disposing of Shares or
American Depository
Shares, as the case may be,
other than in satisfaction
of such PreRelease, b at all
times fully collateralized
with cash or such other
collateral as the
Depositary deems
appropriate, c terminable
by the Depositary on not
more than five 5 business
days notice, and d subject
to such further indemnities
and credit regulations as
the Depositary deems
appropriate. The number
of Shares represented by
American Depositary
Shares that are outstanding
at any time as a result of
PreRelease will not
normally exceed thirty
percent 30% of the Shares
deposited under the
Deposit Agreement
provided, however, that
the Depositary reserves the
right to change or
disregard such limit from
time to time as it deems
appropriate. For purposes
of enabling the Depositary
to fulfill its obligations to
the Owners under the
Deposit Agreement, the
collateral referred to in
clause b above shall be
held by the Depositary as
security for the
performance of the
PreReleasees obligations
to the Depositary in
connection with a
PreRelease transaction,
including the PreReleasees
obligation to deliver
Shares or American
Depository Shares upon
termination of a
PreRelease transaction and
shall not, for the avoidance
of doubt, constitute
Deposited Securities.
The Depositary may retain
for its own account any
compensation received by
it in connection with the
foregoing.
9. TITLE TO RECEIPTS.
It is a condition of this
Receipt and every
successive Owner and
Holder of this Receipt by
accepting or holding the
same consents and agrees
that when properly
endorsed or accompanied
by proper instruments of
transfer, shall be
transferable as certificated
registered securities under
the laws of the State of
New York. American
Depositary Shares not
evidenced by Receipts
shall be transferable as
uncertificated registered
securities under the laws
of the State of New York.
The Depositary,
notwithstanding any notice
to the contrary, may treat
the Owner of American
Depositary Shares as the
absolute owner thereof for
the purpose of determining
the person entitled to
distribution of dividends
or other distributions or to
any notice provided for in
the Deposit Agreement
and for all other purposes,
and neither the Depositary
nor the Company shall
have any obligation or be
subject to any liability
under the Deposit
Agreement to any Holder
of American Depositary
Shares unless that Holder
is the Owner of those
American Depositary
Shares.
10. VALIDITY OF
RECEIPT.
This Receipt shall not be
entitled to any benefits
under the Deposit
Agreement or be valid or
obligatory for any
purpose, unless this
Receipt shall have been
executed by the
Depositary by the manual
signature of a duly
authorized signatory of the
Depositary provided,
however that such
signature may be a
facsimile if a Registrar for
the Receipts shall have
been appointed and such
Receipts are countersigned
by the manual signature of
a duly authorized officer
of the Registrar.
11. REPORTS
INSPECTION OF
TRANSFER BOOKS.
The Company is subject to
the periodic reporting
requirements of the
Securities Exchange Act
of 1934 and, accordingly,
files reports with the
Commission. Those
reports will be available
for inspection and copying
through the Commissions
EDGAR system on the
Internet at www.sec.gov or
at public reference
facilities maintained by the
Commission located at
100 F Street, N.E.,
Washington, D.C. 20549.
The Depositary will make
available for inspection by
Owners at its Corporate
Trust Office any reports,
notices and other
communications,
including any proxy
soliciting material,
received from the
Company which are both a
received by the Depositary
as the holder of the
Deposited Securities and b
made generally available
to the holders of such
Deposited Securities by
the Company. The
Depositary will also, upon
written request by the
Company, send to Owners
copies of such reports
when furnished by the
Company pursuant to the
Deposit Agreement. Any
such reports and
communications,
including any such proxy
soliciting material,
furnished to the
Depositary by the
Company shall be
furnished in English to the
extent such materials are
required to be translated
into English pursuant to
any regulations of the
Commission.
The Depositary will keep
books, at its Corporate
Trust Office, for the
registration of American
Depositary Shares and
transfers of American
Depositary Shares which
at all reasonable times
shall be open for
inspection by the Owners,
provided that such
inspection shall not be for
the purpose of
communicating with
Owners in the interest of a
business or object other
than the business of the
Company or a matter
related to the Deposit
Agreement or the
American Depositary
Shares.
12. DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
receives any cash dividend
or other cash distribution
on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any
amounts received in a
foreign currency can in the
judgment of the
Depositary be converted
on a reasonable basis into
United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, as
promptly as practicable,
convert such dividend or
distribution into dollars
and will distribute the
amount thus received net
of the fees and expenses of
the Depositary as provided
in Article 7 hereof and
Section 5.09 of the
Deposit Agreement to the
Owners entitled thereto
provided, however, that in
the event that the
Custodian or the
Depositary is required by
applicable law to withhold
and does withhold from
any cash dividend or other
cash distribution in respect
of any Deposited
Securities an amount on
account of taxes or other
governmental charges, the
amount distributed to the
Owners of the American
Depositary Shares
representing such
Deposited Securities shall
be reduced accordingly.
Subject to the provisions
of Sections 4.11 and 5.09
of the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Section 4.01,
4.03 or 4.04 of the Deposit
Agreement, the Depositary
will, after consultation
with the Company to the
extent practicable, cause
the securities or property
received by it to be
distributed to the Owners
entitled thereto, in any
manner that the Depositary
may deem equitable and
practicable for
accomplishing such
distribution provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately
among the Owners of
Receipts entitled thereto,
or if for any other reason
the Depositary deems such
distribution not to be
feasible, the Depositary
may adopt such method as
it may deem equitable and
practicable for the purpose
of effecting such
distribution, including, but
not limited to, the public
or private sale of the
securities or property thus
received, or any part
thereof, and the net
proceeds of any such sale
net of the fees and
expenses of the Depositary
as provided in Article 7
hereof and Section 5.09 of
the Deposit Agreement
will be distributed by the
Depositary to the Owners
of Receipts entitled thereto
all in the manner and
subject to the conditions
described in Section 4.01
of the Deposit Agreement.
The Depositary may
withhold any distribution
of securities under Section
4.02 of the Deposit
Agreement if it has not
received satisfactory
assurances from the
Company that the
distribution does not
require registration under
the Securities Act of 1933.
The Depositary may sell,
by public or private sale,
an amount of securities or
other property it would
otherwise distribute under
this Article that is
sufficient to pay its fees
and expenses in respect of
that distribution.
If any distribution consists
of a dividend in, or free
distribution of, Shares, the
Depositary may, and shall
if the Company shall so
request in writing, deliver
to the Owners entitled
thereto, an aggregate
number of American
Depositary Shares
representing the amount of
Shares received as such
dividend or free
distribution, subject to the
terms and conditions of
the Deposit Agreement
with respect to the deposit
of Shares and issuance of
American Depositary
Shares, including
withholding of any tax or
governmental charge as
provided in Section 4.11
of the Deposit Agreement
and deduction or payment
of the fees and expenses of
the Depositary as provided
in Article 7 hereof and
Section 5.09 of the
Deposit Agreement and
the Depositary may sell,
by public or private sale,
an amount of Shares
received sufficient to pay
its fees and expenses in
respect of that distribution.
The Depositary may
withhold any such delivery
of American Depositary
Shares if it has not
received satisfactory
assurances from the
Company that such
distribution does not
require registration under
the Securities Act of 1933.
In lieu of delivering
fractional American
Depositary Shares in any
such case, the Depositary
will sell the amount of
Shares represented by the
aggregate of such fractions
and distribute the net
proceeds, all in the manner
and subject to the
conditions described in
Section 4.01 of the
Deposit Agreement. If
additional American
Depositary Shares are not
so delivered, each
American Depositary
Share shall thenceforth
also represent the
additional Shares
distributed upon the
Deposited Securities
represented thereby.
In the event that the
Depositary determines that
any distribution in
property including Shares
and rights to subscribe
therefor is subject to any
tax or other governmental
charge which the
Depositary is obligated to
withhold, the Depositary
may by public or private
sale dispose of all or a
portion of such property
including Shares and
rights to subscribe therefor
in such amounts and in
such manner as the
Depositary deems
necessary and practicable
to pay any such taxes or
charges, and the
Depositary shall distribute
the net proceeds of any
such sale after deduction
of such taxes or charges to
the Owners of Receipts
entitled thereto.
13. RIGHTS.
In the event that the
Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the
Depositary, after
consultation with the
Company to the extent
practicable, shall have
discretion as to the
procedure to be followed
in making such rights
available to any Owners or
in disposing of such rights
on behalf of any Owners
and making the net
proceeds available to such
Owners or, if by the terms
of such rights offering or
for any other reason, the
Depositary may not either
make such rights available
to any Owners or dispose
of such rights and make
the net proceeds available
to such Owners, then the
Depositary shall allow the
rights to lapse. If at the
time of the offering of any
rights the Depositary
determines in its discretion
that it is lawful and
feasible to make such
rights available to all or
certain Owners but not to
other Owners, the
Depositary may distribute
to any Owner to whom it
determines the distribution
to be lawful and feasible,
in proportion to the
number of American
Depositary Shares held by
such Owner, warrants or
other instruments therefor
in such form as it deems
appropriate.
In circumstances in which
rights would otherwise not
be distributed, if an Owner
requests the distribution of
warrants or other
instruments in order to
exercise the rights
allocable to the American
Depositary Shares of such
Owner under the Deposit
Agreement, the Depositary
will make such rights
available to such Owner
upon written notice from
the Company to the
Depositary that a the
Company has elected in its
sole discretion to permit
such rights to be exercised
and b such Owner has
executed such documents
as the Company has
determined in its sole
discretion are reasonably
required under applicable
law.
If the Depositary has
distributed warrants or
other instruments for
rights to all or certain
Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other
instruments to the
Depositary from such
Owner to exercise such
rights, upon payment by
such Owner to the
Depositary for the account
of such Owner of an
amount equal to the
purchase price of the
Shares to be received upon
the exercise of the rights,
and upon payment of the
fees and expenses of the
Depositary and any other
charges as set forth in such
warrants or other
instruments, the
Depositary shall, on behalf
of such Owner, exercise
the rights and purchase the
Shares, and the Company
shall cause the Shares so
purchased to be delivered
to the Depositary on
behalf of such Owner. As
agent for such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to
Section 2.02 of the
Deposit Agreement, and
shall, pursuant to Section
2.03 of the Deposit
Agreement, deliver
American Depositary
Shares to such Owner. In
the case of a distribution
pursuant to the second
paragraph of this Article
13, such deposit shall be
made, and depositary
shares shall be delivered,
under depositary
arrangements which
provide for issuance of
depositary shares subject
to the appropriate
restrictions on sale,
deposit, cancellation, and
transfer under applicable
United States laws.
If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such
rights available to all or
certain Owners, it may sell
the rights, warrants or
other instruments in
proportion to the number
of American Depositary
Shares held by the Owners
to whom it has determined
it may not lawfully or
feasibly make such rights
available, and allocate the
net proceeds of such sales
net of the fees and
expenses of the Depositary
as provided in Section
5.09 of the Deposit
Agreement and all taxes
and governmental charges
payable in connection with
such rights and subject to
the terms and conditions
of the Deposit Agreement
for the account of such
Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such
Owners because of
exchange restrictions or
the date of delivery of any
American Depositary
Shares or otherwise.
The Depositary will not
offer rights to Owners
unless both the rights and
the securities to which
such rights relate are either
exempt from registration
under the Securities Act of
1933 with respect to a
distribution to all Owners
or are registered under the
provisions of such Act
provided, that nothing in
the Deposit Agreement
shall create any obligation
on the part of the
Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement
declared effective. If an
Owner requests the
distribution of warrants or
other instruments,
notwithstanding that there
has been no such
registration under the
Securities Act of 1933, the
Depositary shall not effect
such distribution unless it
has received an opinion
from recognized counsel
in the United States for the
Company upon which the
Depositary may rely that
such distribution to such
Owner is exempt from
such registration.
The Depositary shall not
be responsible for any
failure to determine that it
may be lawful or feasible
to make such rights
available to Owners in
general or any Owner in
particular.
14. CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary
or the Custodian shall
receive foreign currency,
by way of dividends or
other distributions or the
net proceeds from the sale
of securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so
received can in the
judgment of the
Depositary be converted
on a reasonable basis into
Dollars and the resulting
Dollars transferred to the
United States, the
Depositary shall, as
promptly as practicable,
convert or cause to be
converted by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof
to such Dollars, then to the
holders of such warrants
andor instruments upon
surrender thereof for
cancellation. Such
distribution may be made
upon an averaged or other
reasonably practicable
basis without regard to any
distinctions among
Owners on account of
exchange restrictions, the
date of delivery of any
American Depositary
Shares or otherwise and
shall be net of any
expenses of conversion
into Dollars incurred by
the Depositary as provided
in Section 5.09 of the
Deposit Agreement.
If such conversion or
distribution can be
effected only with the
approval or license of any
government or agency
thereof, the Depositary
shall file such application
for approval or license, if
any, as it may deem
desirable.
If at any time the
Depositary shall determine
that in its judgment any
foreign currency received
by the Depositary or the
Custodian is not
convertible on a
reasonable basis into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency
thereof which is required
for such conversion is
denied or in the judgment
of the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a
reasonable period as
determined by the
Depositary, the Depositary
may distribute the foreign
currency or an appropriate
document evidencing the
right to receive such
foreign currency received
by the Depositary to, or in
its discretion may hold
such foreign currency
uninvested and without
liability for interest
thereon for the respective
accounts of, the Owners
entitled to receive the
same.
If any such conversion of
foreign currency, in whole
or in part, cannot be
effected for distribution to
some of the Owners
entitled thereto, the
Depositary may in its
discretion make such
conversion and
distribution in Dollars to
the extent permissible to
the Owners entitled thereto
and may distribute the
balance of the foreign
currency received by the
Depositary to, or hold such
balance uninvested and
without liability for
interest thereon for the
respective accounts of, the
Owners entitled thereto.
15. RECORD DATES.
Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made, or whenever rights
shall be issued with
respect to the Deposited
Securities, or whenever
the Depositary shall
receive notice of any
meeting of holders of
Shares or other Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the
number of Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary shall find it
necessary or convenient,
the Depositary shall fix a
record date, which date
shall be the same date, to
the extent practicable, as
the record date, if any, for
the Deposited Securities
or, if different, as close
thereto as practicable the
ADS Record Date a for the
determination of the
Owners who shall be i
entitled to receive such
dividend, distribution or
rights or the net proceeds
of the sale thereof, ii
entitled to give
instructions for the
exercise of voting rights at
any such meeting or iii
responsible for any fee
assessed by the Depositary
pursuant to the Deposit
Agreement, or b on or
after which each American
Depositary Share will
represent the changed
number of Shares, subject
to the provisions of the
Deposit Agreement.
16. VOTING OF
DEPOSITED
SECURITIES.
Upon receipt from the
Company of notice of any
meeting or solicitation of
proxies or consents of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter, mail
to the Owners of Receipts
a notice, the form of which
notice shall be approved
by the Company in
advance, such approval
not being unreasonably
withheld, which shall
contain a such information
including, without
limitation, solicitation
materials as is contained in
such notice of meeting
received by the Depositary
from the Company, b a
statement that the Owners
as of the close of business
on the ADS Record Date
will be entitled, subject to
any applicable provision
of law and of the articles
of association or similar
documents of the
Company, to instruct the
Depositary as to the
exercise of the voting
rights, if any, pertaining to
the amount of Shares or
other Deposited Securities
represented by their
respective American
Depositary Shares and c a
statement as to the manner
in which such instructions
may be given, including an
express indication that
such instructions may be
given or deemed given in
accordance with the last
sentence of this paragraph
if no instruction is
received, to the Depositary
to give a discretionary
proxy to a person
designated by the
Company. Upon the
written request of an
Owner of American
Depositary Shares on such
record date, received on or
before the date established
by the Depositary for such
purpose, the Depositary
shall endeavor insofar as
practicable to vote or
cause to be voted the
amount of Shares or other
Deposited Securities
represented by those
American Depositary
Shares in accordance with
the instructions set forth in
such request. The
Depositary shall not vote
or attempt to exercise the
right to vote that attaches
to the Shares or other
Deposited Securities, other
than in accordance with
such instructions or
deemed instructions. If i
the Company requested
the Depositary to act under
this paragraph and
complied with the second
following paragraph and ii
no instructions are
received by the Depositary
from an Owner with
respect to an amount of the
Deposited Securities
represented by the
American Depositary
Shares of that Owner and a
matter on or before the
date established by the
Depositary for such
purpose, the Depositary
shall deem such Owner to
have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to
that amount of Deposited
Securities and that matter
and the Depositary shall
give a discretionary proxy
to a person designated by
the Company to vote that
amount of Deposited
Securities as to that matter,
except that no such
instruction shall be
deemed given and no such
discretionary proxy shall
be given with respect to
any matter as to which the
Company informs the
Depositary and the
Company agrees to
provide such information
as promptly as practicable
in writing, if applicable
that x the Company does
not wish such proxy given,
y substantial opposition
exists or z such matter
materially and adversely
affects the rights of
holders of Shares.
There can be no assurance
that Owners generally or
any Owner in particular
will receive the notice
described in the preceding
paragraph sufficiently
prior to the instruction
date to ensure that the
Depositary will vote the
Shares or Deposited
Securities in accordance
with the provisions set
forth in the preceding
paragraph.
In order to give Owners a
reasonable opportunity to
instruct the Depositary as
to the exercise of voting
rights relating to
Deposited Securities, if the
Company will request the
Depositary to act under
Section 4.07 of the
Deposit Agreement, the
Company shall give the
Depositary notice of any
such meeting or
solicitation and details
concerning the matters to
be voted upon not less
than 30 days prior to the
meeting date.
17. CHANGES
AFFECTING
DEPOSITED
SECURITIES.
Upon any change in
nominal value, change in
par value, splitup,
consolidation, or any other
reclassification of
Deposited Securities, or
upon any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is
a party, or upon the
redemption or cancellation
by the Company of the
Deposited Securities, any
securities, cash or property
which shall be received by
the Depositary or a
Custodian in exchange for,
in conversion of, in lieu of
or in respect of Deposited
Securities shall be treated
as new Deposited
Securities under the
Deposit Agreement, and
American Depositary
Shares shall thenceforth
represent, in addition to
the existing Deposited
Securities, the right to
receive the new Deposited
Securities so received,
unless additional Receipts
are delivered pursuant to
the following sentence. In
any such case the
Depositary may deliver
additional American
Depositary Shares as in
the case of a dividend in
Shares, or call for the
surrender of outstanding
Receipts to be exchanged
for new Receipts
specifically describing
such new Deposited
Securities.
18. LIABILITY OF THE
COMPANY AND
DEPOSITARY.
None of the Depositary
nor the Company nor any
of their respective
directors, officers,
employees, agents or
affiliates shall incur any
liability to any Owner or
Holder, i if by reason of
any provision of any
present or future law or
regulation of the United
States or any other
country, or of any
governmental or
regulatory authority, or by
reason of any provision,
present or future, of the
articles of association or
any similar document of
the Company, or by reason
of any provision of any
securities issued or
distributed by the
Company, or any offering
or distribution thereof, or
by reason of any act of
God or war or terrorism or
other circumstances
beyond its control, the
Depositary or the
Company shall be
prevented, delayed or
forbidden from or be
subject to any civil or
criminal penalty on
account of doing or
performing any act or
thing which by the terms
of the Deposit Agreement
or Deposited Securities it
is provided shall be done
or performed, ii by reason
of any nonperformance or
delay, caused as aforesaid,
in the performance of any
act or thing which by the
terms of the Deposit
Agreement it is provided
shall or may be done or
performed, iii by reason of
any exercise of, or failure
to exercise, any discretion
provided for in the Deposit
Agreement, iv for the
inability of any Owner or
Holder to benefit from any
distribution, offering, right
or other benefit which is
made available to holders
of Deposited Securities but
is not, under the terms of
the Deposit Agreement,
made available to Owners
or Holders, or v for any
special, consequential or
punitive damages for any
breach of the terms of the
Deposit Agreement.
Where, by the terms of a
distribution pursuant to
Section 4.01, 4.02 or 4.03
of the Deposit Agreement,
or an offering or
distribution pursuant to
Section 4.04 of the
Deposit Agreement, or for
any other reason, such
distribution or offering
may not be made available
to Owners of Receipts, and
the Depositary may not
dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds
available to such Owners,
then the Depositary shall
not make such distribution
or offering, and shall allow
any rights, if applicable, to
lapse. Neither the
Company nor any of its
directors, officers,
employees, agents or
affiliates assumes any
obligation nor shall it or
any of them be subject to
any liability under this
Deposit Agreement to any
Owner or Holder, except
that the Company agrees
to perform its obligations
specifically set forth in
this Deposit Agreement
without negligence or bad
faith. Neither the
Depositary nor any of its
directors, officers,
employees, agents or
affiliates assumes any
obligation nor shall any of
them be subject to any
liability under the Deposit
Agreement to any Owner
or Holder including,
without limitation, liability
with respect to the validity
or worth of the Deposited
Securities, except that the
Depositary agrees to
perform its obligations
specifically set forth in the
Deposit Agreement
without negligence or bad
faith. Neither the
Depositary nor the
Company or any of their
respective directors,
officers, employees,
agents or affiliates shall be
under any obligation to
appear in, prosecute or
defend any action, suit or
other proceeding in respect
of any Deposited
Securities or in respect of
the American Depositary
Shares on behalf of any
Owner or Holder or any
other person. Neither the
Depositary nor the
Company or any of their
respective directors,
officers, employees,
agents or affiliates shall be
liable for any action or
nonaction by any of them
in reliance upon the advice
of or information from
legal counsel, accountants,
any person presenting
Shares for deposit, any
Owner or any other person
believed by any of them in
good faith to be competent
to give such advice or
information. The
Depositary and the
Company and their
respective directors,
officers, employees,
agents or affiliates may
rely and shall be protected
in acting upon any written
notice, request, direction
or other documents
believed by them to be
genuine and to have been
signed or presented by the
proper party or parties.
The Depositary shall not
be liable for any acts or
omissions made by a
successor depositary
whether in connection
with a previous act or
omission of the Depositary
or in connection with any
matter arising wholly after
the removal or resignation
of the Depositary,
provided that in
connection with the issue
out of which such
potential liability arises the
Depositary performed its
obligations without
negligence or bad faith
while it acted as
Depositary. The
Depositary shall not be
liable for the acts or
omissions of any securities
depository, clearing
agency or settlement
system in connection with
or arising out of bookentry
settlement of Deposited
Securities or otherwise.
The Depositary shall not
be responsible for any
failure to carry out any
instructions to vote any of
the Deposited Securities,
or for the manner in which
any such vote is cast or the
effect of any such vote,
provided that any such
action or nonaction is in
good faith.
No disclaimer of liability
under the Securities Act of
1933 is intended by any
provision of the Deposit
Agreement.

19.
RESIGNATION
AND REMOVAL
OF THE
DEPOSITARY
APPOINTMENT
OF SUCCESSOR
CUSTODIAN.
The Depositary may at any
time resign as Depositary
under the Deposit
Agreement by written
notice of its election so to
do delivered to the
Company, such
resignation to take effect
upon the appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit Agreement.
The Depositary may at any
time be removed by the
Company by 120 days
prior written notice of
such removal, to become
effective upon the later of i
the 120th day after
delivery of the notice to
the Depositary and ii the
appointment of a successor
depositary and its
acceptance of such
appointment as provided
in the Deposit Agreement.
The Depositary in its
discretion may appoint a
substitute or additional
custodian or custodians.
20. AMENDMENT.
The form of the Receipts
and any provisions of the
Deposit Agreement may at
any time and from time to
time be amended by
agreement between the
Company and the
Depositary without the
consent of Owners or
Holders in any respect
which they may deem
necessary or desirable.
Any amendment which
shall impose or increase
any fees or charges other
than taxes and other
governmental charges,
registration fees, cable,
telex or facsimile
transmission costs,
delivery costs or other
such expenses, or which
shall otherwise prejudice
any substantial existing
right of Owners, shall,
however, not become
effective as to outstanding
American Depositary
Shares until the expiration
of 30 days after notice of
such amendment shall
have been given to the
Owners of outstanding
American Depositary
Shares. Every Owner and
Holder of American
Depositary Shares, at the
time any amendment so
becomes effective, shall be
deemed, by continuing to
hold such American
Depositary Shares or any
interest therein, to consent
and agree to such
amendment and to be
bound by the Deposit
Agreement as amended
thereby. In no event shall
any amendment impair the
right of the Owner to
surrender American
Depositary Shares and
receive therefor the
Deposited Securities
represented thereby,
except in order to comply
with mandatory provisions
of applicable law.
21. TERMINATION OF
DEPOSIT AGREEMENT.
The Company may
terminate the Deposit
Agreement by instructing
the Depositary to mail
notice of termination to
the Owners of all
American Depositary
Shares then outstanding at
least 30 days prior to the
termination date included
in such notice. The
Depositary may likewise
terminate the Deposit
Agreement, if at any time
60 days shall have expired
after the Depositary
delivered to the Company
a written resignation
notice and if a successor
depositary shall not have
been appointed and
accepted its appointment
as provided in the Deposit
Agreement in such case
the Depositary shall mail a
notice of termination to
the Owners of all
American Depositary
Shares then outstanding at
least 30 days prior to the
termination date. On and
after the date of
termination, the Owner of
American Depositary
Shares will, upon a
surrender of such
American Depositary
Shares, b payment of the
fee of the Depositary for
the surrender of American
Depositary Shares referred
to in Section 2.05, and c
payment of any applicable
taxes or governmental
charges, be entitled to
delivery, to him or upon
his order, of the amount of
Deposited Securities
represented by those
American Depositary
Shares. If any American
Depositary Shares shall
remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the
registration of transfers of
American Depositary
Shares, shall suspend the
distribution of dividends to
the Owners thereof, and
shall not give any further
notices or perform any
further acts under the
Deposit Agreement,
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights and other
property as provided in the
Deposit Agreement, and
shall continue to deliver
Deposited Securities,
together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property,
upon surrender of
American Depositary
Shares after deducting, in
each case, the fee of the
Depositary for the
surrender of American
Depositary Shares, any
expenses for the account
of the Owner of such
American Depositary
Shares in accordance with
the terms and conditions
of the Deposit Agreement,
and any applicable taxes
or governmental charges.
At any time after the
expiration of four months
from the date of
termination, the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold uninvested
the net proceeds of any
such sale, together with
any other cash then held
by it thereunder,
unsegregated and without
liability for interest, for the
pro rata benefit of the
Owners of American
Depositary Shares that
have not theretofore been
surrendered, such Owners
thereupon becoming
general creditors of the
Depositary with respect to
such net proceeds. After
making such sale, the
Depositary shall be
discharged from all
obligations under the
Deposit Agreement,
except to account for such
net proceeds and other
cash after deducting, in
each case, the fee of the
Depositary for the
surrender of American
Depositary Shares, any
expenses for the account
of the Owner of such
American Depositary
Shares in accordance with
the terms and conditions
of the Deposit Agreement,
and any applicable taxes
or governmental charges.
Upon the termination of
the Deposit Agreement,
the Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to the
Depositary with respect to
indemnification, charges,
and expenses.

22.
DTC DIRECT
REGISTRATION
SYSTEM AND
PROFILE
MODIFICATION
SYSTEM.
a Notwithstanding the
provisions of Section 2.04
of the Deposit Agreement,
the parties acknowledge
that the Direct Registration
System DRS and Profile
Modification System
Profile shall apply to
uncertificated American
Depositary Shares upon
acceptance thereof to DRS
by DTC. DRS is the
system administered by
DTC pursuant to which
the Depositary may
register the ownership of
uncertificated American
Depositary Shares, which
ownership shall be
evidenced by periodic
statements issued by the
Depositary to the Owners
entitled thereto. Profile is a
required feature of DRS
which allows a DTC
participant, claiming to act
on behalf of an Owner, to
direct the Depositary to
register a transfer of those
American Depositary
Shares to DTC or its
nominee and to deliver
those American
Depositary Shares to the
DTC account of that DTC
participant without receipt
by the Depositary of prior
authorization from the
Owner to register such
transfer.
b In connection with and
in accordance with the
arrangements and
procedures relating to
DRSProfile, the parties
understand that the
Depositary will not verify,
determine or otherwise
ascertain that the DTC
participant which is
claiming to be acting on
behalf of an Owner in
requesting registration of
transfer and delivery
described in subsection a
has the actual authority to
act on behalf of the Owner
notwithstanding any
requirements under the
Uniform Commercial
Code. For the avoidance of
doubt, the provisions of
Sections 5.03 and 5.08 of
the Deposit Agreement
shall apply to the matters
arising from the use of the
DRS. The parties agree
that the Depositarys
reliance on and
compliance with
instructions received by
the Depositary through the
DRSProfile System and in
accordance with the
Deposit Agreement, shall
not constitute negligence
or bad faith on the part of
the Depositary.

23.
SUBMISSION TO
JURISDICTION
JURY TRIAL
WAIVER
WAIVER OF
IMMUNITIES.
In the Deposit Agreement,
the Company has i
appointed Corporation
Service Company, 1180
Avenue of the Americas,
Suite 210, New York,
New York 10036, in the
State of New York, as the
Companys authorized
agent upon which process
may be served in any suit
or proceeding arising out
of or relating to the Shares
or Deposited Securities,
the American Depositary
Shares, the Receipts or this
Agreement, ii consented
and submitted to the
jurisdiction of any state or
federal court in the State
of New York in which any
such suit or proceeding
may be instituted and iii
agreed that service of
process upon said
authorized agent shall be
deemed in every respect
effective service of
process upon the Company
in any such suit or
proceeding.
EACH PARTY TO THE
DEPOSIT AGREEMENT
INCLUDING, FOR
AVOIDANCE OF
DOUBT, EACH OWNER
AND HOLDER
THEREBY
IRREVOCABLY
WAIVES, TO THE
FULLEST EXTENT
PERMITTED BY
APPLICABLE LAW,
ANY RIGHT IT MAY
HAVE TO A TRIAL BY
JURY IN ANY SUIT,
ACTION OR
PROCEEDING
AGAINST THE
COMPANY ANDOR
THE DEPOSITARY
DIRECTLY OR
INDIRECTLY ARISING
OUT OF OR RELATING
TO THE SHARES OR
OTHER DEPOSITED
SECURITIES, THE
AMERICAN
DEPOSITARY SHARES
OR THE RECEIPTS,
THE DEPOSIT
AGREEMENT OR ANY
TRANSACTION
CONTEMPLATED
HEREIN OR THEREIN,
OR THE BREACH
HEREOF OR THEREOF,
INCLUDING, WITHOUT
LIMITATION, ANY
QUESTION
REGARDING
EXISTENCE, VALIDITY
OR TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR
ANY OTHER THEORY.
To the extent that the
Company or any of its
properties, assets or
revenues may have or
hereafter become entitled
to, or have attributed to it,
any right of immunity, on
the grounds of sovereignty
or otherwise, from any
legal action, suit or
proceeding, from the
giving of any relief in any
respect thereof, from
setoff or counterclaim,
from the jurisdiction of
any court, from service of
process, from attachment
upon or prior to judgment,
from attachment in aid of
execution or judgment, or
other legal process or
proceeding for the giving
of any relief or for the
enforcement of any
judgment, in any
jurisdiction in which
proceedings may at any
time be commenced, with
respect to its obligations,
liabilities or any other
matter under or arising out
of or in connection with
the Shares or Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, the Company,
to the fullest extent
permitted by law, hereby
irrevocably and
unconditionally waives,
and agrees not to plead or
claim, any such immunity
and consents to such relief
and enforcement.
24. DISCLOSURE OF
INTERESTS.
Notwithstanding any other
provision of the Deposit
Agreement, each Owner
and holder agrees to
comply with requests from
the Company pursuant to
applicable law the rules
and requirements of any
other stock exchange on
which the American
Depositary Shares are, or
will be, registered, traded
or listed, the rules and
requirements of any other
clearing system through
which transactions in the
American Depositary
Shares may be settled or
the Articles of Association
to provide information,
inter alia, as to the
capacity in which such
Owner or holder owns
American Depositary
Shares and Shares as the
case may be and regarding
the identity of any other
persons interested in such
American Depositary
Shares and Shares, as the
case may be and the nature
of such interest and
various other matters,
whether or not they are
Owners or holders at the
time of such request. The
Depositary agrees to use
its reasonable efforts to
forward, upon the written
request of the Company
and at the expense of the
Company, any such
written request from the
Company to the Owners
and to forward, as
promptly as practicable, to
the Company any such
responses to such requests
received by the
Depositary. If the
Company requests
information from the
Depositary, as the
registered holder of the
Shares, the obligations of
the Depositary shall be
limited to disclosing to the
Company the information
contained in the
Depositarys register.